Evergreen International Growth Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
October 31, 2000

                                               ----------------------------------------------------------------------------------
                                                     International                Perpetual                  International
                                                        Growth                  International                 Growth Fund
                                                         Fund                        Fund                      Pro Forma
                                                               Market                       Market                      Market
                                                 Shares        Value        Shares          Value         Shares        Value
                                               ----------------------------------------------------------------------------------
COMMON STOCKS - 93.2%
CONSUMER DISCRETIONARY - 8.0%
Auto Components - 0.1%
BBA Group Plc                                                                 105,645   $     580,186       105,645  $    580,186
                                                                                                                     ------------
Automobiles - 1.5%
Brilliance China Automotive Hldgs.,
Ltd.                                                                        2,400,000         777,023     2,400,000       777,023
Honda Motor Co., Ltd.                                                          44,000       1,520,231        44,000     1,520,231
Mazda Motor Corp.                                                             602,000       1,164,111       602,000     1,164,111
Peugeot SA                                         25,178   $ 4,636,435                                      25,178     4,636,435
Toyota Motor Corp.                                149,000     5,953,718                                     149,000     5,953,718
                                                                                                                     ------------
                                                                                                                       14,051,518
Distributors - 0.5%
Buhrmann NV                                                                    73,568       2,010,241        73,568     2,010,241
Mitsubishi Corp.                                  235,000     1,938,322                                     235,000     1,938,322
Synnex Technology Intl. Corp., GDR                                             15,360         125,184        15,360       125,184
Wolseley Plc                                                                  119,622         661,284       119,622       661,284
                                                                                                                     ------------
                                                                                                                        4,735,031
Hotels, Restaurants & Leisure - 0.2%
Cafe de Coral Hldgs., Ltd.                                                  1,200,000         450,058     1,200,000       450,058
Cannons Plc                                       226,916       372,045                                     226,916       372,045
Corp de Interamericana
Entretenimiento SA                                                             19,925          90,014        19,925        90,014
Hilton Group Plc                                                              255,941         711,150       255,941       711,150
Indian Hotels Co., Ltd.,  GDR                      65,250       277,313                                      65,250       277,313
Millennium & Copthorne Hotels Plc                                              54,000         301,652        54,000       301,652
                                                                                                                     ------------
                                                                                                                        2,202,232
Household Durables - 0.8%
Beko Elektronik AS                                                         18,000,000         226,818    18,000,000       226,818
Electrolux AB                                     298,191     3,760,102                                     298,191     3,760,102
Fairview Hldgs. Plc                                                           142,500         326,681       142,500       326,681
George Wimpey Plc                                                             140,000         304,699       140,000       304,699
Matsushita-Kotobuki Electronics
Inds., Ltd.                                                                   113,000       2,221,372       113,000     2,221,372
Taylor Woodrow Plc                                                            152,500         402,711       152,500       402,711
Vestel Electronik Sanayi ve Ticaret
AS                                                                          2,640,000         541,551     2,640,000       541,551
                                                                                                                     ------------
                                                                                                                        7,783,934
Internet & Catalog Retail - 0.1%
Great University Stores Plc                                                    70,000         483,456        70,000       483,456
                                                                                                                     ------------
Leisure Equipment & Products - 1.0%
EMI Group Plc                                                                  78,000         583,978        78,000       583,978
Infogrames Entertainment SA                                                    48,896       1,022,807        48,896     1,022,807
Nintendo Co., Ltd.                                 11,100     1,836,182        16,300       2,696,375        27,400     4,532,557
Shimano, Inc.                                     127,800     2,570,875        16,800         337,955       144,600     2,908,830
                                                                                                                     ------------
                                                                                                                        9,048,172
Media - 1.8%
ABS-CBN Broadcasting Corp.                                                    114,000          88,035       114,000        88,035
Aegis Group Plc                                   670,600     1,527,620                                     670,600     1,527,620
Axel Springer                                       1,960     1,575,936                                       1,960     1,575,936
BEC World                                                                      30,000         170,416        30,000       170,416
Benpres Hldgs. Corp., GDR 144A                                                 11,600           9,512        11,600         9,512
Cordiant Communications Group Plc                                              28,750         122,641        28,750       122,641
Daily Mail & General Trust, Class A                                            51,400         686,125        51,400       686,125
Edipresse SA                                        2,457       990,946                                       2,457       990,946
Globo Cabo SA, ADR                                                             18,400         198,950        18,400       198,950
Grupo Televisa SA, ADR *                           25,400     1,374,775         2,500         135,313        27,900     1,510,088
Quebecor, Inc., Class B                           200,205     4,161,380                                     200,205     4,161,380
Rank Group                                                                    138,000         342,395       138,000       342,395
Reed Intl. Plc                                                                 85,670         791,809        85,670       791,809
Shaw Brothers (Hong Kong), Ltd.                                               403,000         276,452       403,000       276,452
Telegraaf Hldgs. NV                               110,600     2,196,212                                     110,600     2,196,212
---------------------------------------------------------------------------------------------------------------------------------

Evergreen International Growth Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
October 31, 2000

                                               ----------------------------------------------------------------------------------
                                                     International                Perpetual                  International
                                                        Growth                  International                 Growth Fund
                                                         Fund                        Fund                      Pro Forma
                                                               Market                       Market                      Market
                                                 Shares        Value        Shares          Value         Shares        Value
                                               ----------------------------------------------------------------------------------
Media - continued
Trinity Mirror Plc                                                             43,600   $     285,625        43,600  $   285,625
TV Azteca SA de CV, ADR *                                                      10,500         131,250        10,500       131,250
VNU NV                                                                         45,903       2,161,908        45,903     2,161,908
                                                                                                                     ------------
                                                                                                                       17,227,300
Multi-line Retail - 0.3%
Debenhams Retail Plc                                                           80,000         248,403        80,000       248,403
National Express Group                                                         36,300         466,125        36,300       466,125
Next Plc                                                                       51,026         507,518        51,026       507,518
Publicis Groupe SA                                                             12,448         407,218        12,448       407,218
Seiyu, Ltd.                                                                   138,000         423,681       138,000       423,681
Selfridges Plc                                                                126,000         540,689       126,000       540,689
                                                                                                                     ------------
                                                                                                                        2,593,634
Specialty Retail - 1.3%
Bulgari SpA                                                                   116,870       1,375,570       116,870     1,375,570
Castorama Dubois Investissement SA                 34,885   $ 7,092,980                                      34,885     7,092,980
DFS Furniture Co. Plc                                                          28,400         133,923        28,400       133,923
MFI Furniture Group                                                           281,250         224,444       281,250       224,444
Morrison Supermarkets Plc                                                     168,000         436,329       168,000       436,329
Signet Group Plc                                                            1,012,750         844,933     1,012,750       844,933
Telepizza SA *                                                                167,741         641,976       167,741       641,976
Toys R Us Japan                                    11,500     1,570,362                                      11,500     1,570,362
Wal-Mart de Mexico SA de CV *                                                  63,900         153,694        63,900       153,694
                                                                                                                     ------------
                                                                                                                       12,474,211
Textiles & Apparel - 0.4%
Christian Dior SA                                                              25,071       1,274,388        25,071     1,274,388
Gucci Group NV                                                                 23,540       2,297,246        23,540     2,297,246
                                                                                                                     ------------
                                                                                                                        3,571,634
CONSUMER STAPLES - 9.0%
Beverages - 1.0%
Al-Ahram Beverage Co. SAE, GDR 144A               355,016     4,655,467                                     355,016     4,655,467
Bass Plc                                                                       72,299         707,565        72,299       707,565
Coca-Cola Femsa SA, ADR                                                         3,800          72,913         3,800        72,913
Companhia de Bebeidas, ADR                                                     13,700         309,106        13,700       309,106
Fomento Economico Mexicano,  Ser. B,
ADR ("Femsa")                                      39,450     1,506,497                                      39,450     1,506,497
Pernod-Ricard SA                                   41,400     1,897,131                                      41,400     1,897,131
                                                                                                                     ------------
                                                                                                                        9,148,679
Food & Drug Retailing - 1.0%
Boots Co. Plc                                                                  50,500         403,001        50,500       403,001
Iceland Group Plc                                                             117,560         558,629       117,560       558,629
Safeway Plc                                                                    53,000         220,319        53,000       220,319
Sobeys, Inc.                                      428,218     7,569,156                                     428,218     7,569,156
Tesco Plc                                                                     111,400         424,698       111,400       424,698
                                                                                                                     ------------
                                                                                                                        9,175,803
Food Products - 3.0%
Ajinomoto Co., Inc.                                                            55,000         614,947        55,000       614,947
Danone                                             32,015     4,477,277                                      32,015     4,477,277
Express Dairies Plc                                                           270,000         207,631       270,000       207,631
Grupo Indl. Bimbo, Ser. A                         633,300       879,501                                     633,300       879,501
Lindt & Spruengli AG                                6,545     3,167,640                                       6,545     3,167,640
Nestle SA                                           7,885    16,339,355                                       7,885    16,339,355
Souza Cruz CIA SA                                 454,584     2,209,816                                     454,584     2,209,816
Tate & Lyle Plc                                                                25,775          82,463        25,775        82,463
                                                                                                                     ------------
                                                                                                                       27,978,630
Household Products - 1.0%
Kao Corp.                                         285,000     8,540,989        16,000         479,494       301,000     9,020,483
                                                                                                                     ------------
---------------------------------------------------------------------------------------------------------------------------------

Evergreen International Growth Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
October 31, 2000

                                               ----------------------------------------------------------------------------------
                                                     International                Perpetual                  International
                                                        Growth                  International                 Growth Fund
                                                         Fund                        Fund                      Pro Forma
                                                               Market                       Market                      Market
                                                 Shares        Value        Shares          Value         Shares        Value
                                               ----------------------------------------------------------------------------------
Personal Products - 0.1%
Body Shop Intl. Plc                                                           225,061   $     287,366       225,061  $    287,366
Reckitt Benckiser Plc                                                          22,100         290,518        22,100       290,518
Shiseido Co., Ltd.                                                             36,000         465,197        36,000       465,197
                                                                                                                     ------------
                                                                                                                        1,043,081
Tobacco - 2.9%
Austria Tabak                                      34,389   $ 1,575,856                                      34,389     1,575,856
British America Tobacco Indonesia Plc                                          60,000          80,930        60,000        80,930
British America Tobacco Inds. Plc               2,514,700    17,623,231       134,700         943,989     2,649,400    18,567,220
PT HM Sampoerna Tbk                                                           250,000         293,803       250,000       293,803
Swedish Match Co. AB                            1,539,325     5,283,953                                   1,539,325     5,283,953
Tabacalera Nacional SA, Ser. A                                                115,056       1,723,285       115,056     1,723,285
                                                                                                                     ------------
                                                                                                                       27,525,047
ENERGY - 5.6%
Energy Equipment & Services - 0.2%
IHC Caland NV                                                                  23,280       1,027,282        23,280     1,027,282
Petroleum Geo-Services ASA                                                    102,200       1,409,807       102,200     1,409,807
                                                                                                                     ------------
                                                                                                                        2,437,089
Oil & Gas - 5.4%
Anderson Exploration, Ltd. *                       92,639     1,698,129                                      92,639     1,698,129
BP Amoco                                          228,100     1,934,470                                     228,100     1,934,470
Canadian Natural Res., Ltd.                        59,650     1,757,283                                      59,650     1,757,283
Canadian Occidental Petroleum, Ltd.               226,847     5,442,843                                     226,847     5,442,843
ENI SpA                                         1,640,446     8,881,490                                   1,640,446     8,881,490
Enterprise Oil Plc                                                            132,000       1,043,813       132,000     1,043,813
Gulf Canada Resource, Ltd.                        759,512     3,256,827                                     759,512     3,256,827
Petroleo Brasileiro SA, ADR
("Petrobras")                                                                   6,300         183,094         6,300       183,094
Petro-Canada                                      314,194     6,582,133                                     314,194     6,582,133
Repsol-YPF, SA                                    291,750     4,634,682                                     291,750     4,634,682
Shell Transportation & Trading Co.
Plc                                               368,467     2,964,506       274,000       2,204,470       642,467     5,168,976
Total Fina Elf SA, Class B                         67,761     9,694,839                                      67,761     9,694,839
                                                                                                                     ------------
                                                                                                                       50,278,579
FINANCIALS - 30.8%
Banks - 9.0%
Abbey Natl. Bank Plc                                                           95,400       1,316,380        95,400     1,316,380
Akbank Turk Anonim Sirket                                                  47,000,000         303,010    47,000,000       303,010
Asahi Bank                                                                    478,000       1,883,701       478,000     1,883,701
Banca Nazionale Del Lavoro SpA                                                556,774       1,804,868       556,774     1,804,868
Banco Bilbao Vizcaya SA *                         442,780     5,899,169                                     442,780     5,899,169
Banco Bradesco SA                                                              18,500         116,596        18,500       116,596
Banco Popular Espanol SA                                                       48,560       1,452,583        48,560     1,452,583
Banco Santantander Central                                                    181,678       1,760,644       181,678     1,760,644
Bank of Nova Scotia                               132,300     3,767,627                                     132,300     3,767,627
Bank of Scotland Plc                                                          130,000       1,212,848       130,000     1,212,848
Banque Natl. de Paris                              44,740     3,857,384                                      44,740     3,857,384
Barclays Bank Plc                                 314,408     8,996,068        30,725         879,126       345,133     9,875,194
Dah Sing Finl. Group                                                           59,994         257,700        59,994       257,700
DBS Group Hldgs., Ltd.                            508,291     5,990,790        15,000         176,792       523,291     6,167,582
Den Danske Bank AS                                                              6,691         968,991         6,691       968,991
Deutsche Bank AG                                   53,225     4,357,688                                      53,225     4,357,688
Grupo Financiero Banamex AC, Ser. O                                           101,700         158,040       101,700       158,040
Overseas Union Bank, Ltd.                                                     185,372         897,149       185,372       897,149
PT Bank Nisp Tbk                                                            2,144,000          71,009     2,144,000        71,009
Public Bank Bhd, Ltd.                                                         250,000         214,474       250,000       214,474
Royal Bank of Scotland Plc                                                     55,602       1,248,053        55,602     1,248,053
Sanwa Bank, Ltd.                                  390,000     3,466,984       118,000       1,048,985       508,000     4,515,969
Standard Chartered Bank Plc                                                    53,350         769,437        53,350       769,437
Sumitomo Bank, Ltd.                               155,000     1,882,189       131,000       1,590,753       286,000     3,472,942
Toronto Dominion Bank                             259,384     7,123,508                                     259,384     7,123,508
Tokai Bank, Ltd.                                                              268,000       1,436,833       268,000     1,436,833
---------------------------------------------------------------------------------------------------------------------------------

Evergreen International Growth Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
October 31, 2000

                                               ----------------------------------------------------------------------------------
                                                     International                Perpetual                  International
                                                        Growth                  International                 Growth Fund
                                                         Fund                        Fund                      Pro Forma
                                                               Market                       Market                      Market
                                                 Shares        Value        Shares          Value         Shares        Value
                                               ----------------------------------------------------------------------------------
Banks - continued
UBS AG                                             42,960   $ 5,950,734                                      42,960  $  5,950,734
Uniao de Bancos Brasileiros SA,  GDR
("Unibanco")                                       94,150     2,377,288         8,200        $207,050       102,350     2,584,338
Unicredito Italiano ORD                           793,510     4,040,237                                     793,510     4,040,237
United Overseas Bank                                                           35,000         259,067        35,000       259,067
Verwalt & Private Bank                              9,680     1,830,886                                       9,680     1,830,886
Wing Hang Bank, Ltd.                            1,395,300     4,258,000                                   1,395,300     4,258,000
Zagrebacka Banka DD, GDR                                                       39,450         619,168        39,450       619,168
                                                                                                                     ------------
                                                                                                                       84,451,809
Diversified Financials - 9.0%
Aeon Credit Service Co., Ltd.                                               1,080,000         360,046     1,080,000       360,046
Aiful Corp.                                                                    18,500       1,458,095        18,500     1,458,095
Brascan Corp.                                     865,880    11,195,502                                     865,880    11,195,502
Cattles Plc                                                                   119,000         422,161       119,000       422,161
Close Brothers Group Plc                          267,330     4,480,040                                     267,330     4,480,040
Collins Stew Hldgs.                                95,300       502,631                                      95,300       502,631
Compart SpA                                                                   860,000       1,412,156       860,000     1,412,156
Dexia                                                                           6,207         945,474         6,207       945,474
Fleming Russia Securities Fund, Ltd.                                           28,000         371,560        28,000       371,560
Fortis (NL) NV                                    376,540    11,503,151                                     376,540    11,503,151
Garban Plc                                        335,000     1,312,384                                     335,000     1,312,384
H & CB                                                                         43,848         526,176        43,848       526,176
Hanson Plc                                                                     28,000         147,678        28,000       147,678
HSBC Hldgs. Plc (Hong Kong Exchange)              938,550    13,057,145        56,161         781,314       994,711    13,838,459
HSBC Hldgs. Plc (London Exchange)                 547,625     7,802,737                                     547,625     7,802,737
Hutchison Whampoa, Ltd.                           454,300     5,650,353        60,000         746,249       514,300     6,396,602
Irish Life & Permanent Plc                                                     85,837         846,907        85,837       846,907
Julius Baer Hldgs. AG                                                             444       2,198,264           444     2,198,264
Kokusai Securities Co., Ltd.                                                  130,000       1,096,091       130,000     1,096,091
Lend Lease Corp., Ltd.                            202,400     2,369,484                                     202,400     2,369,484
Lonrho Plc                                                                     45,000         554,988        45,000       554,988
Merrill Lynch & Co., Inc.                                                     112,000         178,757       112,000       178,757
Noranda, Inc.                                     433,680     4,244,528                                     433,680     4,244,528
Orix Corp.                                         31,700     3,326,445         8,400         881,455        40,100     4,207,900
RLM Fin.                                                                       15,000           2,503        15,000         2,503
Sulzer AG                                                                         860         555,441           860       555,441
Taiwan Opportunities Fund, Ltd.                                                26,000         234,000        26,000       234,000
Takefuji Corp.                                     47,800     4,731,155                                      47,800     4,731,155
Tele Atlas NV                                                                  50,667       1,019,006        50,667     1,019,006
                                                                                                                     ------------
                                                                                                                       84,913,876
Insurance - 10.7%
Allianz AG                                         21,755     7,376,213                                      21,755     7,376,213
Assicurazioni Generali SpA                         76,800     2,525,435                                      76,800     2,525,435
AXA                                                80,548    10,663,078                                      80,548    10,663,078
Clarica Life Ins. Co.                             172,000     4,076,203                                     172,000     4,076,203
COFACE                                                                          9,000         810,329         9,000       810,329
Dai Tokyo Fire & Marine Ins. Co.                  260,000       760,115                                     260,000       760,115
Industrial Alliance Life Ins. Co. *               185,500     4,098,609                                     185,500     4,098,609
Koa Fire & Marine Ins. Co.                        119,000       440,599                                     119,000       440,599
Legal & General Group Plc                                                     115,000         286,163       115,000       286,163
Manulife Finl. Corp.                              562,891    14,592,788                                     562,891    14,592,788
Mitsui Marine & Fire Ins. Co., Ltd.             1,764,000     8,956,202                                   1,764,000     8,956,202
Munchener Ruckvers                                 13,395     4,211,474                                      13,395     4,211,474
Nippon Fire & Marine Ins. Co.                     379,000     1,410,200                                     379,000     1,410,200
Prudential Corp. Plc                              441,950     5,944,360        81,640       1,098,082       523,590     7,042,442
Ras ORD                                           329,554     4,326,335                                     329,554     4,326,335
Royal & Sun Alliance Ins. Group, Plc              780,032     5,551,414                                     780,032     5,551,414
Sumitomo Marine & Fire Ins. Co., Ltd.           2,752,000    16,797,251                                   2,752,000    16,797,251
Zurich Fin. Svs. Group                             13,027     6,304,790                                      13,027     6,304,790
                                                                                                                     ------------
                                                                                                                      100,229,640
---------------------------------------------------------------------------------------------------------------------------------

Evergreen International Growth Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
October 31, 2000

                                               ----------------------------------------------------------------------------------
                                                     International                Perpetual                  International
                                                        Growth                  International                 Growth Fund
                                                         Fund                        Fund                      Pro Forma
                                                               Market                       Market                      Market
                                                 Shares        Value        Shares          Value         Shares        Value
                                               ----------------------------------------------------------------------------------
Real Estate - 2.1%
Amoy Properties, Ltd.                                                         360,000   $     327,734       360,000  $    327,734
British Land Co. Plc                            1,106,449   $ 6,614,253        41,000         245,094     1,147,449     6,859,347
Brookfield Properties Corp.                       431,333     6,565,298                                     431,333     6,565,298
Burford Hldgs. Plc                                                            316,000         458,500       316,000       458,500
Chelsfield Plc                                                                 22,000         116,511        22,000       116,511
Cheung Kong Hldgs., Ltd.                          246,000     2,720,541       116,000       1,282,857       362,000     4,003,398
Henderson Investment, Ltd.                        708,000       431,209                                     708,000       431,209
Kerry Properties, Ltd.                                                         57,167          65,604        57,167        65,604
Land Securities Plc                                                            45,000         463,578        45,000       463,578
Wharf Hldgs., Ltd.                                                            150,000         305,809       150,000       305,809
                                                                                                                     ------------
                                                                                                                       19,596,988
HEALTH CARE - 9.3%
Biotechnology - 0.1%
Cambridge Antibody Technology Group
Plc                                                                            12,000         748,690        12,000       748,690
Celltech Group Plc, Class F *                                                  23,022         457,631        23,022       457,631
                                                                                                                     ------------
                                                                                                                        1,206,321
Health Care Equipment & Supplies - 0.2%
Fresenius Medical Care AG                           2,800       222,805                                       2,800       222,805
Fresenius Medical Care AG,  ADR                     8,800       234,300                                       8,800       234,300
Jomed NV                                                                       17,903       1,095,533        17,903     1,095,533
Smith & Nephew Plc                                                            124,818         512,526       124,818       512,526
                                                                                                                     ------------
                                                                                                                        2,065,164
Health Care Providers & Services - 0.1%
Sonic Healthcare, Ltd.                            134,407       543,425                                     134,407       543,425
                                                                                                                     ------------

Pharmaceuticals - 8.9%
Alliance Unichem Plc                                                           69,500         588,911        69,500       588,911
Aventis SA, Class A                                90,000     6,491,793                                      90,000     6,491,793
Banyu Pharmaceutical Co., Ltd.                    106,000     2,273,198                                     106,000     2,273,198
Chugai Pharmaceutical Co., Ltd.                   237,000     4,022,582                                     237,000     4,022,582
Elan Corp. Plc, ADR *                                                          46,797       2,430,519        46,797     2,430,519
Glaxo Wellcome Plc                                342,160     9,849,702                                     342,160     9,849,702
Merck KGaA                                        146,990     5,588,162                                     146,990     5,588,162
Novartis AG                                         4,568     6,929,760                                       4,568     6,929,760
Novo Nordisk AS, Ser. B                                                         8,380       1,777,388         8,380     1,777,388
Ono Pharmaceutical Co., Ltd.                                                   17,000         677,726        17,000       677,726
Pharmacia Corp.                                   147,592     7,931,798                                     147,592     7,931,798
Pliva DD, GDR                                                                  18,000         189,900        18,000       189,900
Roche Hldg. AG                                      1,063     9,709,869                                       1,063     9,709,869
Sankyo Co.                                                                     63,000       1,388,581        63,000     1,388,581
Sanofi Synthelabo,                                 58,988     3,103,549                                      58,988     3,103,549
Schering AG                                       140,379     7,862,294                                     140,379     7,862,294
Serono SA                                           1,412     1,270,140                                       1,412     1,270,140
Serono SA, ADR                                     13,100       296,388                                      13,100       296,388
HEALTH CARE - continued
Pharmaceuticals - continued
SmithKline Beecham Plc                             75,656       976,980                                      75,656       976,980
Taisho Pharmaceutical Co.                         110,000     3,165,468                                     110,000     3,165,468
Toyama Chemical Co.                                                            52,000         207,304        52,000       207,304
Yamanouchi  Pharmaceutical Co., Ltd.               81,000     3,667,140                                      81,000     3,667,140
Zeneca Grp.                                        46,400     2,173,220        15,750         737,677        62,150     2,910,897
                                                                                                                     ------------
                                                                                                                       83,310,049
INDUSTRIALS - 7.0%
Aerospace & Defense - 0.6%
Bombardier, Inc., Class B                         290,500     4,554,812                                     290,500     4,554,812
British Aerospace Plc                                                          81,200         461,254        81,200       461,254
Meggitt Plc                                                                   103,000         315,334       103,000       315,334
                                                                                                                     ------------
                                                                                                                        5,331,400
---------------------------------------------------------------------------------------------------------------------------------

Evergreen International Growth Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
October 31, 2000

                                               ----------------------------------------------------------------------------------
                                                     International                Perpetual                  International
                                                        Growth                  International                 Growth Fund
                                                         Fund                        Fund                      Pro Forma
                                                               Market                       Market                      Market
                                                 Shares        Value        Shares          Value         Shares        Value
                                               ----------------------------------------------------------------------------------
Air Freight & Couriers - 0.2%
TNT Post Group NV                                                              95,555   $   2,023,957        95,555  $  2,023,957
                                                                                                                     ------------

Commercial Services & Supplies - 2.1%
Amadeus Global Travel                                                         175,527       1,434,410       175,527     1,434,410
Atos SA *                                                                      10,078         826,997        10,078       826,997
Cap Gemini NV                                                                   5,386         859,266         5,386       859,266
ISS Intl. Svcs. Sys.                              116,819   $ 7,193,370                                     116,819     7,193,370
ITG Group Plc *                                                                77,282         586,955        77,282       586,955
Ricoh Co., Ltd.                                                                60,000         923,796        60,000       923,796
Secom Co., Ltd.                                    63,000     4,491,958                                      63,000     4,491,958
Telegate SA *                                                                   9,879         606,114         9,879       606,114
Toppan Printing Co., Ltd.                                                     225,000       1,987,811       225,000     1,987,811
Transiciel SA                                                                  18,100         887,021        18,100       887,021
                                                                                                                     ------------
                                                                                                                       19,797,698
Construction & Engineering - 0.3%
Balfour Beatty Plc                                                            157,250         264,668       157,250       264,668
Bellway Plc                                                                    89,990         404,770        89,990       404,770
Laing John Plc                                                                103,000         567,901       103,000       567,901
Mitsui Engineering & Shipbuilding
Co., Ltd.                                                                     579,000         589,002       579,000       589,002
Saipem SpA                                                                    250,000       1,302,602       250,000     1,302,602
                                                                                                                     ------------
                                                                                                                        3,128,943
Electrical Equipment - 0.7%
Densei Lambda KK                                                                2,400          50,149         2,400        50,149
Elexis AG                                                                      98,720         749,776        98,720       749,776
Entrelec Groupe SA                                                             15,728         720,726        15,728       720,726
Makita Corp.                                      254,000     1,850,617                                     254,000     1,850,617
Matsushita Elec. Works, Ltd.                      267,000     3,144,343                                     267,000     3,144,343
                                                                                                                     ------------
                                                                                                                        6,515,611
Industrial Conglomerates - 1.3%
China Petroleum & Chemical Corp.                                              585,000         114,765       585,000       114,765
Compagnie de Saint Gobain                          49,270     6,518,263        11,054       1,462,409        60,324     7,980,672
Johnson Elec. Hldgs., Ltd.                                                     31,000          62,405        31,000        62,405
Lattice Group Plc                                                             121,333         258,791       121,333       258,791
Li & Fung, Ltd.                                                               152,000         282,600       152,000       282,600
Siemens AG                                         13,387     1,704,600                                      13,387     1,704,600
Smiths Inds. Plc                                                               45,193         483,927        45,193       483,927
Swire Pacific, Ltd.                                                           100,000         616,746       100,000       616,746
Turkcell Iletisim Hizmetleri                                                   22,043         241,095        22,043       241,095
                                                                                                                     ------------
                                                                                                                       11,745,601
Machinery - 1.3%
Assa Abloy AB,  Ser. B                            310,000     5,708,395                                     310,000     5,708,395
Coflexip SA                                                                     8,325         964,318         8,325       964,318
Fanuc, Ltd.                                        39,900     3,583,559                                      39,900     3,583,559
Konecranes Intl.                                                               28,800         671,847        28,800       671,847
SMC Corp.                                           5,700       806,562                                       5,700       806,562
Tubos de Acero de Mexico SA, ADR *                                             15,200         231,192        15,200       231,192
                                                                                                                     ------------
                                                                                                                       11,965,873
Marine - 0.1%
Associated British Ports Hldgs. Plc                                            77,999         347,440        77,999       347,440
Frontline, Ltd.                                    54,112       892,244                                      54,112       892,244
                                                                                                                     ------------
                                                                                                                        1,239,684
Road & Rail - 0.1%
Arriva Plc                                                                    108,500         365,233       108,500       365,233
Railtrack Group Plc                                                            47,600         736,235        47,600       736,235
                                                                                                                     ------------
                                                                                                                        1,101,468
Specialty Retail - 0.3%
Ashtead Group Plc                               1,845,200     3,159,204                                   1,845,200     3,159,204
                                                                                                                     ------------
---------------------------------------------------------------------------------------------------------------------------------

Evergreen International Growth Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
October 31, 2000

                                               ----------------------------------------------------------------------------------
                                                     International                Perpetual                  International
                                                        Growth                  International                 Growth Fund
                                                         Fund                        Fund                      Pro Forma
                                                               Market                       Market                      Market
                                                 Shares        Value        Shares          Value         Shares        Value
                                               ----------------------------------------------------------------------------------
Transportation Infrastructure - 0.0%
Autopistas Concesionaria Espanola SA                                           42,912   $     326,279        42,912  $    326,279
                                                                                                                     ------------

INFORMATION TECHNOLOGY - 9.6%
Communications Equipment - 4.3%
Alcatel                                           148,404   $ 9,054,776                                     148,404     9,054,776
Enea Data AB                                                                  153,300         744,078       153,300       744,078
Ericsson LM Telephone, Ser. B                     215,503     2,868,399       460,417       6,128,265       675,920     8,996,664
Nokia OYJ                                         170,909     7,032,671       155,376       6,393,510       326,285    13,426,181
Nortel Networks Corp.                             184,526     8,347,461                                     184,526     8,347,461
                                                                                                                     ------------
                                                                                                                       40,569,160
Computers & Peripherals - 0.9%
Compal Electronic, GDR                                                         41,490         326,734        41,490       326,734
Computer & Technologies Holdings,
Ltd.                                                                          200,000         137,197       200,000       137,197
Hon Hai Precision Industry Co., Ltd.,
GDR                                                                            20,540         236,723        20,540       236,723
NEC Corp.                                         217,000     4,136,553                                     217,000     4,136,553
Systex Corp., GDR                                                              29,000         143,550        29,000       143,550
Toshiba Corp.                                     439,000     3,138,157                                     439,000     3,138,157
                                                                                                                     ------------
                                                                                                                        8,118,914
Electronic Equipment & Instruments - 2.0%
Cookson Group Plc                                                             151,000         410,800       151,000       410,800
ELMOS Semiconductor AG                                                         37,267       1,233,367        37,267     1,233,367
Epcos AG                                                                       12,918         979,145        12,918       979,145
Hirose Elec. Co., Ltd.                                                          3,000         346,424         3,000       346,424
Hitachi, Ltd.                                                                  38,000         407,460        38,000       407,460
Koninklijke Philips Electronics NV                280,623    11,028,114                                     280,623    11,028,114
Kyocera Corp.                                      24,200     3,149,338                                      24,200     3,149,338
Stonesoft OYJ                                                                  45,930         723,009        45,930       723,009
TDK Corp.                                                                       6,000         604,866         6,000       604,866
                                                                                                                     ------------
                                                                                                                       18,882,523
Semiconductor Equipment & Products - 1.8%
Dialog Semiconductor Plc                                                       19,800         446,941        19,800       446,941
Rohm Co., Ltd.                                                                  1,600         403,391         1,600       403,391
Samsung Electronics, Ltd., GDR 144A                27,900     3,495,165        11,765         444,737        39,665     3,939,902
ST Microelectronics                               226,907    11,447,297                                     226,907    11,447,297
Taiwan Semiconductor Manufacturing
Co., Ltd., ADR                                                                  4,643         105,338         4,643       105,338
Winbond Electronics Corp., GDR                                                 27,688         269,265        27,688       269,265
                                                                                                                     ------------
                                                                                                                       16,612,134
Software - 0.6%
BVR Technologies, Ltd.                                                         15,000          68,438        15,000        68,438
Logica Plc                                        165,400     4,893,335                                     165,400     4,893,335
Logica Plc New                                     18,680       536,654                                      18,680       536,654
                                                                                                                     ------------
                                                                                                                        5,498,427
MATERIALS - 7.0%
Chemicals - 3.3%
Akzo Nobel NV                                     339,954    15,477,225                                     339,954    15,477,225
Asahi Chemical Indl. Co., Ltd.                  1,092,500     6,768,364                                   1,092,500     6,768,364
BASF AG                                           109,470     4,291,808                                     109,470     4,291,808
Bayer AG                                           46,424     2,015,076                                      46,424     2,015,076
Lonza Group AG                                                                  1,888         905,349         1,888       905,349
Nippon Shokubai Co.                               227,000     1,025,624                                     227,000     1,025,624
SGL Carbon AG                                                                  14,476         884,595        14,476       884,595
                                                                                                                     ------------
                                                                                                                       31,368,041
Construction Materials - 1.6%
Aggregate Indiana Plc                                                         420,000         390,015       420,000       390,015
Cheung Kong Infrastructure Hldgs. *                                            73,000         113,258        73,000       113,258
CRH Plc                                                                        92,384       1,401,740        92,384     1,401,740
Ferretti SpA                                                                  321,000       1,195,839       321,000     1,195,839
Grupo Empresarial Ence SA                                                       9,050         133,936         9,050       133,936
Holderbank Financiere Glarus AG                     6,231     6,547,819                                       6,231     6,547,819
---------------------------------------------------------------------------------------------------------------------------------

Evergreen International Growth Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
October 31, 2000

                                               ----------------------------------------------------------------------------------
                                                     International                Perpetual                  International
                                                        Growth                  International                 Growth Fund
                                                         Fund                        Fund                      Pro Forma
                                                               Market                       Market                      Market
                                                 Shares        Value        Shares          Value         Shares        Value
                                               ----------------------------------------------------------------------------------
Construction Materials - continued
Imerys SA                                                                       2,702   $     267,125         2,702  $    267,125
Lafarge SA                                         55,072   $ 4,065,868                                      55,072     4,065,868
Morgan Crucible Co. Plc                                                       118,000         463,985       118,000       463,985
                                                                                                                     ------------
                                                                                                                       14,579,585
Containers & Packaging - 0.1%
Ifco Sys.                                                                      38,665         374,047        38,665       374,047
Rengo Co.                                                                      96,000         453,100        96,000       453,100
                                                                                                                     ------------
                                                                                                                          827,147
Metals & Mining - 0.8%
Anglo-American Plc                                 49,660     2,699,163                                      49,660     2,699,163
Hindalco Inds., Ltd., GDR 144A                                                  4,000          59,400         4,000        59,400
Johnson Matthey Plc                                                            30,000         467,931        30,000       467,931
KGHM Polska Miedz SA                                                           10,160         109,728        10,160       109,728
Pohang Iron & Steel, Ltd., ADR                                                 14,000         221,375        14,000       221,375
Remgro, Ltd.                                      571,336     3,494,491                                     571,336     3,494,491
Rio Tinto Plc                                                                  53,950         872,808        53,950       872,808
                                                                                                                     ------------
                                                                                                                        7,924,896
Paper & Forest Products - 1.2%
Empresa Nacional de Celulosas SA                                               21,196         313,692        21,196       313,692
Sappi, Ltd.                                     1,142,304     7,825,138                                   1,142,304     7,825,138
Timberwest Forest Corp.                           162,567     1,122,803                                     162,567     1,122,803
UPM-Kymmene OYJ                                    62,219     1,760,849                                      62,219     1,760,849
                                                                                                                     ------------
                                                                                                                       11,022,482
TELECOMMUNICATION SERVICES - 5.2%
Diversified Telecommunication Services - 3.8%
Asia Satellite Telecommunications
Hldgs., Ltd.                                                                  114,000         230,953       114,000       230,953
Brasil Telecom Participacoes SA, ADR                                            1,200          65,025         1,200        65,025
Colt Telecom Group Plc *                          139,047     4,438,503                                     139,047     4,438,503
Deltathree.com, Inc.                                                           46,470         139,410        46,470       139,410
Deutsche Telekom                                   54,145     2,033,175                                      54,145     2,033,175
Embratel Participacoes SA, ADR *                                               14,400         233,100        14,400       233,100
France Telecom SA                                  16,741     1,750,231                                      16,741     1,750,231
Golden Telecom, Inc.                                                            8,500         131,750         8,500       131,750
Hellenic Telecommunications
Organization SA, GDR                               91,800     1,603,564                                      91,800     1,603,564
Korea Telecom Corp.                                                             5,000         184,375         5,000       184,375
Matav, ADR *                                                                   22,200         521,700        22,200       521,700
Nippon Telegraph & Telephone Corp.                    161     1,465,179           175       1,592,586           336     3,057,765
Sumida Corp.                                                                   13,700         629,034        13,700       629,034
Tecnost SpA                                     1,364,190     4,595,879                                   1,364,190     4,595,879
Tele Centro Oeste Celular
Participacoes SA, ADR                                                          23,500         237,937        23,500       237,937
Tele Norte Leste Participacoes SA,  ADR           163,500     3,617,437                                     163,500     3,617,437
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services
 - continued
Telecom Italia Mobile SpA ("Tim")                 254,504     2,164,041                                     254,504     2,164,041
Telefonos de Mexico SA de CV
("Telmex")                                                                      5,280         284,790         5,280       284,790
Telefonica SA *                                   495,000     9,438,685                                     495,000     9,438,685
                                                                                                                     ------------
                                                                                                                       35,357,354
Wireless Telecommunications Services - 1.4%
China Telecom (Hong Kong), Ltd.                                               101,000         647,519       101,000       647,519
Grupo Iusacell SA de CV, ADR                                                   13,200         171,600        13,200       171,600
Tele Celular Sul Participacoes, ADR                                             8,700         219,131         8,700       219,131
Telemig Celular Participacoes SA, ADR                                           4,650         244,125         4,650       244,125
Telesp Celular Participacoes SA, ADR                                            8,200         259,325         8,200       259,325
Vodafone Airtouch Plc                           1,515,777     6,306,537     1,281,818       5,333,128     2,797,595    11,639,665
                                                                                                                     ------------
                                                                                                                       13,181,365
UTILITIES - 1.7%
Electric Utilities - 0.7%
Innogy Hldgs. Plc                                                             149,780         434,647       149,780       434,647
National Pwr. Plc                                                             107,500         433,616       107,500       433,616
---------------------------------------------------------------------------------------------------------------------------------

Evergreen International Growth Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
October 31, 2000

                                               ----------------------------------------------------------------------------------
                                                     International                Perpetual                  International
                                                        Growth                  International                 Growth Fund
                                                         Fund                        Fund                      Pro Forma
                                                               Market                       Market                      Market
                                                 Shares        Value        Shares          Value         Shares        Value
                                               ----------------------------------------------------------------------------------
Electric Utilities - continued
Scot & Southern Energy Plc                                                     66,000   $     548,720        66,000  $    548,720
Tata Elec. Co., GDR                                                               800          98,000           800        98,000
Tokyo Elec. Pwr. Co., Inc.                                                    211,000       5,124,410       211,000     5,124,410
United Utilities Plc                                                           23,895         240,266        23,895       240,266
                                                                                                                     ------------
                                                                                                                        6,879,659
Gas Utilities - 0.3%
BG Group Plc                                                                  121,333         485,893       121,333       485,893
Centrica Plc                                                                  100,000         343,875       100,000       343,875
Gas Natural Sdg                                                               108,062       1,852,369       108,062     1,852,369
                                                                                                                     ------------
                                                                                                                        2,682,137
Multi-Utilities - 0.6%
Suez Lyonnaise des Eaux SA                         37,124   $ 5,664,319                                      37,124     5,664,319
                                                                                                                     ------------

Water Utilities - 0.1%
AWG Plc                                                                        75,000         648,574        75,000       648,574
Kelda Group Plc                                                               112,000         600,461       112,000       600,461
                                                                                                                     ------------
                                                                                                                        1,249,035
                                                                                                                     ------------
Total Common Stocks (cost $845,083,262)                                                                               874,428,867

PREFERRED STOCKS - 0.9%
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Porsche AG                                                                        560       1,886,608           560     1,886,608
                                                                                                                     ------------

INDUSTRIALS - 0.7%
Aerospace & Defense - 0.7%
Embraer Empresa Brasileira de
Aeronautica SA, ADR                               934,620     6,903,165                                     934,620     6,903,165
                                                                                                                     ------------

UTILITIES - 0.0%
Water Utilities - 0.0%
AWG Plc  Redeemable Shares                                                 23,250,000          20,241    23,250,000        20,241
                                                                                                                     ------------

Total Preferred Stocks (cost $3,113,820)                                                                                8,810,014
                                                                                                                     ------------

CONVERTIBLE DEBENTURES - 0.1%
FINANCIALS - 0.1%
Diversified Financials - 0.1%
Nichei Co., Ltd., 0.875%, 03/31/2005                                      160,000,000         965,000   160,000,000       965,000
                                                                                                                     ------------

HEALTH CARE - 0.0%
Pharmaceuticals - 0.0%
Scotia Hldgs. Plc, 8.50%, 03/26/2002                                           19,000           7,547        19,000         7,547
                                                                                                                     ------------

Total Convertible Debentures (cost $1,528,344)                                                                            972,547
                                                                                                                     ------------

RIGHTS - 0.0%
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunications Services - 0.0%
Telesp Celular Participacoes SA, ADR
(cost $0)                                                                         250               3           250             3
                                                                                                                     ------------

WARRANTS - 0.0%
FINANCIALS - 0.0%
Banks - 0.0%
KBC Financial Call Toshiba,  expires
7/4/2003                                                                        7,500          42,150         7,500        42,150
                                                                                                                     ------------

Diversified Financials - 0.0%
Credit Suisse AG,  expires 8/1/2002                                           700,000          31,500       700,000        31,500
                                                                                                                     ------------
---------------------------------------------------------------------------------------------------------------------------------

Evergreen International Growth Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
October 31, 2000

                                               ----------------------------------------------------------------------------------
                                                     International                Perpetual                  International
                                                        Growth                  International                 Growth Fund
                                                         Fund                        Fund                      Pro Forma
                                                               Market                       Market                      Market
                                                 Shares        Value        Shares          Value         Shares        Value
                                               ----------------------------------------------------------------------------------
MATERIALS - 0.0%
Containers & Packaging - 0.0%
KBC Fp Ltd. Callable Corp., expires
10/24/2010                                                                      8,000   $     146,000         8,000  $    146,000
                                                                                                                     ------------

Total Warrants (cost $249,155)                                                                                            219,650
                                                                                                                     ------------


MUTUAL FUND SHARES - 7.9%
Atlantis Korean Smaller Co. Fund                                                5,000          66,250         5,000        66,250
Evergreen Select Money Market Fund #           35,639,499   $35,639,499    11,150,159      11,150,159    46,789,658    46,789,658
Navigator Prime Portfolio##                                                26,775,463      26,775,463    26,775,463    26,775,463
                                                                                                                     ------------

Total Mutual Fund Shares (cost $73,600,122)                                                                            73,631,371
                                                                                                                     ------------
                                               ----------------------------------------------------------------------------------

Total Investments (cost $923,574,703)    102.1%             744,511,610                   213,550,842                 958,062,452

Other Assets & Liabilities, Net          (2.1%)                                                                       (19,628,225)
                                         ------                                                                      ------------
Net Assets                               100.0%                                                                      $938,434,227
                                         =====                                                                       ============
---------------------------------------------------------------------------------------------------------------------------------

At October 31, 2000 the International Growth Fund had forward foreign currency exchange contracts outstanding as follows:

      Forward Foreign Currency Exchange Contracts to Sell:

                                                  U.S. Value at
 Exchange                                          October 31,        In Exchange
   Date            Contracts to Deliver               2000            for U.S. $          Unrealized Gain
---------------------------------------------------------------------------------------------------------
01/16/2001     38,207,948   Canadian Dollar        $25,060,409        $25,260,000             $199,592

At October 31, 2000 the Perpetual International Fund had forward foreign currency exchange contracts outstanding as follows:

      Forward Foreign Currency Exchange Contracts to Sell:

                                                  U.S. Value at
 Exchange                                          October 31,        In Exchange
   Date            Contracts to Deliver               2000            for U.S. $          Unrealized Gain
---------------------------------------------------------------------------------------------------------
01/29/2001     2,856,002,181   Japanese Yen        $26,580,380        $28,515,573            $1,935,193

      Forward Foreign Currency Exchange Contracts to Buy:

                                                  U.S. Value at
 Exchange                                          October 31,        In Exchange
   Date            Contracts to Receive               2000            for U.S. $          Unrealized Loss
---------------------------------------------------------------------------------------------------------
01/29/2001     1,306,150,000   Japanese Yen        $12,156,140        $12,500,000             $343,860

144A Security that may be resold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933. This security has been determined to be liquid under guidelines established by the Board of Trustees.
*     Non-income producing security.
##    Represents investment of cash collateral received for securities on loan.
# The advisor of the Fund and the advisor of the money market fund are each a subsidiary of First Union.

Summary of Abbreviations:
ADR   American Depository Receipt
GDR   Global Depository Receipt

             See Notes to Pro Forma Combining Financial Statements.

Evergreen International Growth Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Statement of Assets and Liabilities
October 31, 2000

                                                                               PERPETUAL                             INTERNATIONAL
                                                         INTERNATIONAL       INTERNATIONAL                            GROWTH FUND
                                                          GROWTH FUND            FUND             ADJUSTMENTS          PRO FORMA
                                                         -------------       -------------       -------------       -------------
ASSETS
Identified cost of securities                             $709,002,048        $214,572,655                            $923,574,703
Net unrealized gains or losses on securities                35,509,562          (1,021,813)                             34,487,749
Market value of securities                                 744,511,610         213,550,842                             958,062,452
Foreign currency, at value (cost $0, $35,295
  and $35,295 respectively)                                          0              32,800                                  32,800
Receivables for securities sold                             10,745,838             493,887                              11,239,725
Receivable for Fund shares sold                              2,989,426             530,963                               3,520,389
Dividends and interest receivable                            1,670,058             433,848                               2,103,906
Receivable for securities sold                                       0                   -                                       -
Unrealized gains on forward foreign currency
  exchange contracts                                           199,592           1,935,193                               2,134,785
Prepaid expenses and other assets                               53,279              61,909                                 115,188
  Total assets                                             760,169,803         217,039,442                             977,209,245

LIABILITIES
Payable for securities purchased                             7,388,509           2,003,007                               9,391,516
Payable for Fund shares redeemed                             1,072,765             704,438                               1,777,203
Payable for securities on loan                                       0          26,775,463                              26,775,463
Unrealized losses on forward foreign currency
  exchange contracts                                                 0             343,860                                 343,860
Advisory fee payable                                            10,560               5,084                                  15,644
Distribution Plan expenses payable                               2,293               2,878                                   5,171
Due to other related parties                                     2,023                 508                                   2,531
Accrued expenses and other liabilities                         400,865              62,765                                 463,630
  Total liabilities                                          8,877,015          29,898,003                              38,775,018

NET ASSETS                                                $751,292,788        $187,141,439                            $938,434,227

NET ASSETS REPRESENTED BY
Paid-in capital                                            664,025,948        $179,961,839                            $843,987,787
Undistributed (overdistributed) net
  investment income (loss)                                   1,689,048          (1,592,135)                                96,913
Accumulated net realized gains or losses on
  securities, futures contracts and foreign
  currency related transactions                             49,959,284           8,238,354                              58,197,638
Net unrealized gains or losses on securities,
  futures contracts and foreign currency
  related transactions                                      35,618,508             533,381                              36,151,889
NET ASSETS                                                $751,292,788        $187,141,439                            $938,434,227

CLASS A SHARES
Net Assets                                                $132,457,156        $103,599,227                            $236,056,383
Shares of Beneficial Interest Outstanding                   15,378,031           6,375,701           5,652,002a         27,405,734
Net Asset Value                                                 $ 8.61              $16.25                                  $ 8.61
Maximum Offering Price (based on sales
  charge of 4.75%)                                              $ 9.04              $17.06                                  $ 9.04

CLASS B SHARES
Net Assets                                                $ 49,512,863        $  5,211,425                            $ 54,724,288
Shares of Beneficial Interest Outstanding                    5,828,591             320,671             292,812a          6,442,074
Net Asset Value                                                 $ 8.49              $16.25                                  $ 8.49

CLASS C SHARES
Net Assets                                                $  2,698,461        $ 74,881,006                            $ 77,579,467
Shares of Beneficial Interest Outstanding                      317,598           4,728,850           4,084,308a          9,130,756
Net Asset Value                                                 $ 8.50              $15.83                                  $ 8.50

CLASS Y SHARES
Net Assets                                                $566,624,308        $  3,449,781                            $570,074,089
Shares of Beneficial Interest Outstanding                   65,733,177             209,885             190,316a         66,133,378
Net Asset Value                                                 $ 8.62              $16.44                                  $ 8.62

(a) Reflects the impact of converting shares of target fund into shares of the survivor fund.

See Notes to Pro Forma Combining Financial Statements.


Evergreen International Growth Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Statement of Operations
October 31, 2000

                                                                                                        Perpetual
                                                                                     International    International
                                                                                      Growth Fund         Fund
-----------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends (net of foreign witholding taxes of $1,303,468, $407,915 and
$1,711,383, respectively)                                                            $  12,763,988    $   2,683,079
Securities lending income                                                                        0          153,190
Interest income                                                                          2,019,305          419,726
-----------------------------------------------------------------------------------------------------------------------
Total Investment Income                                                                 14,783,293        3,255,995
-----------------------------------------------------------------------------------------------------------------------

Expenses
Advisory fee                                                                             4,178,042        1,998,011
Custodian fee                                                                            1,024,675          238,879
Distribution Plan expenses                                                                 960,618        1,096,359
Transfer agent fee                                                                         871,744          390,302
Administrative services fees                                                               683,180          207,267
Printing and postage expenses                                                              177,708           54,821
Registration and filing fees                                                               127,246          116,798
Professional fees                                                                           29,260           23,105
Trustees' fees and expenses                                                                 16,131            4,059
Other                                                                                       66,748           16,305
-----------------------------------------------------------------------------------------------------------------------
Total Expenses                                                                           8,135,352        4,145,906
Less: Expense reductions                                                                   (36,867)         (12,993)
-----------------------------------------------------------------------------------------------------------------------
Net Expenses                                                                             8,098,485        4,132,913
-----------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                             6,684,808         (876,918)
-----------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions Net realized gains or losses on:
   Securities                                                                           95,189,793       11,863,279
   Futures contracts                                                                    (1,778,575)               0
   Foreign currency related transactions                                                   135,219       (1,552,515)
-----------------------------------------------------------------------------------------------------------------------
Net realized gains or losses on securities, futures contracts and foreign currency
related transactions                                                                    93,546,437       10,310,764
-----------------------------------------------------------------------------------------------------------------------
Net change in unrealized losses on securities and foreign currency related
transactions                                                                           (66,034,488)     (17,514,815)
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized loss on securities, futures contracts and foreign
currency related transactions                                                           27,511,949       (7,204,051)
-----------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations                      $  34,196,757    ($  8,080,969)
=======================================================================================================================

                                                                                                      International
                                                                                                       Growth Fund
                                                                                      Adjustments       Pro Forma
-------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends (net of foreign witholding taxes of $1,303,468, $407,915 and
$1,711,383, respectively)                                                                             $  15,447,067
Securities lending income                                                                                   153,190
Interest income                                                                                           2,439,031
-------------------------------------------------------------------------------------------------------------------
Total Investment Income                                                                                  18,039,288
-------------------------------------------------------------------------------------------------------------------

Expenses
Advisory fee                                                                            (1,396,830)a      4,779,223
Custodian fee                                                                              (40,185)a      1,223,369
Distribution Plan expenses                                                                       0        2,056,977
Transfer agent fee                                                                               0        1,262,046
Administrative services fees                                                                     0          890,447
Printing and postage expenses                                                               19,075 b        251,604
Registration and filing fees                                                               (84,178)c        159,866
Professional fees                                                                          (23,105)c         29,260
Trustees' fees and expenses                                                                      0           20,190
Other                                                                                      (16,305)c         66,748
-------------------------------------------------------------------------------------------------------------------
Total Expenses                                                                          (1,541,528)      10,739,730
Less: Expense reductions                                                                                    (49,860)
-------------------------------------------------------------------------------------------------------------------
Net Expenses                                                                            (1,541,528)      10,689,870
-------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                             1,541,528        7,349,418
-------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions Net realized gains or losses on:
   Securities                                                                                           107,053,072
   Futures contracts                                                                                     (1,778,575)
   Foreign currency related transactions                                                                 (1,417,296)
-------------------------------------------------------------------------------------------------------------------
Net realized gains or losses on securities, futures contracts and foreign currency
related transactions                                                                                    103,857,201
-------------------------------------------------------------------------------------------------------------------
Net change in unrealized losses on securities and foreign currency related
transactions                                                                                            (83,549,303)
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized loss on securities, futures contracts and foreign
currency related transactions                                                                            20,307,898
-------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations                      $   1,541,528    $  27,657,316
===================================================================================================================

a Reflects a decrease based on the surviving Fund's fee schedule and the average net assets of the combined fund.
b Reflects an increase based on the combined asset level of the surviving fund.
c Reflects a savings resulting from the elimination of duplicate fees of the individual funds.


             See Notes to Pro Forma Combining Financial Statements.

Evergreen International Growth Fund
Notes to Pro Forma Combining Financial Statements (Unaudited)
October 31, 2000

1. Basis of Combination - The Pro Forma Combining Statement of Assets and Liabilities, including the Pro Forma Combining Schedule of Investments and the related Pro Forma Combining Statement of Operations ("Pro Forma Statements"), reflect the accounts of Evergreen International Growth Fund ("International Growth Fund") and Evergreen Perpetual International Fund ("Perpetual International Fund") at October 31, 2000 and for the respective periods then ended.

      The Pro Forma Statements give effect to the proposed Agreement and Plan of Reorganization (the "Reorganization") to be submitted to shareholders of Perpetual International Fund. The Reorganization provides for the acquisition of all assets and the identified liabilities of Perpetual International Fund by International Growth Fund, in exchange for Class A, Class B, Class C and Class Y shares of International Growth Fund. Thereafter, there will be a distribution of Class A, Class B, Class C and Class Y shares of International Growth Fund to the Class A, Class B, Class C and Class Y shareholders of Perpetual International Fund in liquidation and subsequent termination thereof. As a result of the Reorganization, the shareholders of Perpetual International Fund will become the owners of that number of full and fractional shares of Class A, Class B, Class C and Class Y of International Growth Fund having an aggregate net asset value equal to the aggregate net asset value of their shares of Perpetual International Fund as of the close of business immediately prior to the date that Perpetual International Fund net assets are exchanged for Class A, Class B, Class C and Class Y shares of International Growth Fund.

      The Pro Forma Statements reflect the expenses of each Fund in carrying out its obligations under the Reorganization as though the merger occurred at the beginning of the respective periods presented.

      The information contained herein is based on the experience of each Fund for the respective periods then ended and is designed to permit shareholders of the consolidating mutual funds to evaluate the financial effect of the proposed Reorganization. The expenses of Perpetual International Fund in connection with the Reorganization (including the cost of any proxy soliciting agents) will be borne by Evergreen Investment Management Company, LLC. It is not anticipated that the securities of the combined portfolio will be sold in significant amounts in order to comply with the policies and investment practices of International Growth Fund.

      The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund incorporated by reference in the Statement of Additional Information.

2. Shares of Beneficial Interest - The Pro Forma net asset values per share assume the issuance of Class A, Class B, Class C and Class Y shares of International Growth Fund which would have been issued at October 31, 2000 in connection with the proposed Reorganization. Class A, Class B, Class C and Class Y shareholders of Perpetual International Fund would receive Class A, Class B, Class C and Class Y shares, respectively, of International Growth Fund based on conversion ratios determined on October 31, 2000. The conversion ratios are calculated by dividing the net asset value of Class A, Class B, Class C and Class Y of Perpetual International Fund by the net asset value per share of Class A, Class B, Class C and Class Y, respectively, of International Growth Fund.

3. Pro Forma Operations - The Pro Forma Combining Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Pro Forma operating expenses include the actual expenses of the Funds adjusted to reflect the expected expenses of the combined entity. The combined pro forma expenses were calculated by determining the expense rates based on the combined average net assets of the two funds. The adjustments reflect those amounts needed to adjust the combined expenses to these rates.